UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Brett Icahn

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On August 11, 2010, Amendment No. 2 to Schedule TO (the “Amendment”) was filed on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, in respect of a Notice of Variation and Extension to the Offer to Purchase and Circular dated July 20, 2010 issued in connection with the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc., and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. (“Lions Gate”). The Amendment and the exhibits thereto are filed herewith as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS, OTHER THAN BRETT ICAHN, IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE TO FILED WITH THE SEC ON JULY 20, 2010, AND INFORMATION RELATING TO BRETT ICAHN IS CONTAINED HEREIN IN EXHIBIT 1.

EXHIBIT 1

PARTICIPANTS

The participants in the solicitation of proxies (the “Participants”) will include the following: Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc., Carl C. Icahn and Brett Icahn.

A DESCRIPTION OF THE DIRECT AND INDIRECT INTERESTS OF EACH OF THE PARTICIPANTS, OTHER THAN BRETT ICAHN, IN LIONS GATE ENTERTAINMENT CORP. IS CONTAINED IN THE OFFER TO PURCHASE AND CIRCULAR THAT IS INCORPORATED BY REFERENCE INTO THE TENDER OFFER STATEMENT ON SCHEDULE TO FILED BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., BECKTON CORP., 7508921 CANADA INC., CARL C. ICAHN AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST, ON JULY 20, 2010, AS AMENDED, IN CONNECTION WITH THE OFFER TO PURCHASE UP TO ALL OF THE COMMON SHARES OF LIONS GATE ENTERTAINMENT CORP. BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST. A COPY OF THE SCHEDULE TO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND COPIES OF THE OFFER TO PURCHASE AND CIRCULAR AND RELATED MATERIALS HAVE BEEN MAILED, AND A COPY OF THE NOTICE OF VARIATION AND EXTENSION WILL BE MAILED, TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP.

Brett Icahn is an investment analyst for Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, all of which are investment funds owned and operated by Carl C. Icahn, a position he has held since 2002. Mr. Icahn has served as a director of The Hain Celestial Group, Inc. and Cadus Corporation since July 2010, as a director of Take-Two Interactive Software since April 2010, as a director of Motricity, Inc. since January 2010, and as a director of American Railcar Industries, Inc. since January 2007. Prior to that Mr. Icahn served on the board of directors of HowStuffWorks.com, an internet website acquired by Discovery Communication in 2007. Brett Icahn is the son of Carl C. Icahn. Mr. Icahn received a B.A. from Princeton University.

EXHIBIT 2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2

to

SCHEDULE TO

Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)

of the Securities Exchange Act of 1934

LIONS GATE ENTERTAINMENT CORP.

(Name of Subject Company (Issuer))

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

Carl C. Icahn

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

(Names of Filing Persons (Offerors))

Common Shares, no par value per share

(Title of Class of Securities)

535919203

(CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.

Associate General Counsel

Icahn Associates Corp. and Affiliated Companies

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4329

(Name, Address and Telephone Number of Person Authorized to

Receive Notices and Communications on behalf of Filing Persons)

Copies to:

Donald C. Ross, Esq. Osler, Hoskin & Harcourt LLP Box 50, 1 First Canadian Place Toronto, Ontario M5X 1B8 (416) 362-2111	Jason J. Comerford, Esq. Osler, Hoskin & Harcourt LLP 620 8th Avenue, 36th Floor New York, New York 10018 (212) 867-5800

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$521,575,509(1)	$37,188.34(2)

(1)	Estimated solely for the purpose of calculating the fee in accordance with the Rule 0-11 of the Securities Exchange Act of 1934.

(2)

The amount of the fee is based upon the product of 124,884,455 Lions Gate common shares issued and outstanding (which includes Lions Gate common shares underlying currently outstanding stock options and restricted share units of Lions Gate) as reported by Lions Gate in its public filings with the Securities and Exchange Commission (less the 44,642,069 Lions Gate common shares held by the Offeror) at a price of US$6.50 per share.

☒

Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:	$37,188.34	Filing Party:

Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc., Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Form or registration no.:	Schedule TO-T	Date Filed:	July 20, 2010

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒	third-party tender offer subject to Rule 14d-1.

☐	issuer tender offer subject to Rule 13e-4.

☐	going-private transaction subject to Rule 13e-3.

☒	amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer:  ☐

COMBINED SCHEDULE TO

AND

AMENDMENT NO. 39 TO SCHEDULE 13D

This Amendment No. 2 (this “Amendment”) amends and supplements the Tender Offer Statement on Schedule TO filed on July 20, 2010, as previously amended and supplemented by Amendment No. 1 thereto filed on July 26, 2010, on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the “Offeror”), to purchase up to all of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated July 20, 2010, as amended and supplemented from time to time (the “Offer and Circular”), and in the related Letter of Acceptance and Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery (which, together with this Amendment and any other amendments or supplements thereto, constitute the “Offer”). The information set forth in the Offer and Circular and the related Letter of Transmittal and Notice of Guaranteed Delivery, as amended by this Amendment, is incorporated by reference with respect to Items 1 through 11 of this Schedule TO. The Offer is only to purchase the Shares and is not made for any options, warrants or other rights to acquire Shares.

As permitted by General Instruction G to Schedule TO, this Amendment No. 2 to Schedule TO is also an amendment to the joint statement on Schedule 13D filed on October 20, 2008 by the Offeror (other than Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust).

CUSIP No. 535919203
1	NAME OF REPORTING PERSON High River Limited Partnership
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 8,954,490
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 8,954,490
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.45%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Hopper Investments LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.45%*
14	TYPE OF REPORTING PERSON OO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Barberry Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.45%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 15,372,255
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 15,372,255
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 15,372,255
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 12.80%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund II LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 5,381,689
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 5,381,689
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 5,381,689
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.48%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund III LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 2,032,423
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 2,032,423
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,032,423
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.69%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Offshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 22,786,367
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 22,786,367
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 22,786,367
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 18.97%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 13,031,594
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 13,031,594
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.85%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Onshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 13,031,594
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 13,031,594
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.85%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Capital LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON IPH GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON OO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 44,772,451
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 44,772,451
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 44,772,451
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 37.27%*
14	TYPE OF REPORTING PERSON IN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

Item 12.	Exhibits

Exhibit	Description

(a)(1)(vi)	Notice of Variation and Extension dated August 11, 2010 (filed herewith)

(a)(5)(iv)	Press release dated August 11, 2010 (filed herewith)

Item 13.	Information Required by Schedule 13E-3

Not applicable.

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN FUND S.À R.L.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

DAAZI HOLDING B.V.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP
BY:	Hopper Investments LLC, its general partner
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P. BY: Icahn Enterprises G.P. Inc., its general partner

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

BECKTON CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

7508921 CANADA INC.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

/S/ RONALD G. ATKEY
Name:	Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Date: August 11, 2010

EXHIBIT INDEX

Exhibit	Description

(a)(1)(i)	Offer to Purchase and Circular, dated July 20, 2010 (previously filed)

(a)(1)(ii)	Letter of Acceptance and Transmittal (previously filed)

(a)(1)(iii)	Notice of Guaranteed Delivery (previously filed)

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed)

(a)(1)(v)	Letter to Clients (previously filed)

(a)(1)(vi)	Notice of Variation and Extension dated August 11, 2010 (filed herewith)

(a)(5)(i)	Summary Advertisement of the Offeror dated July 20, 2010 (previously filed)

(a)(5)(ii)	Press release dated July 20, 2010 (previously filed)

(a)(5)(iii)	Press release dated July 26, 2010 (previously filed)

(a)(5)(iv)	Press release dated August 11, 2010 (filed herewith)

(h)(1)(i)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated July 20, 2010 (previously filed)

(h)(1)(ii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated July 20, 2010 (previously filed)

EXHIBIT (a)(1)(vi)

This Notice of Variation and Extension is important and requires your immediate attention. It should be read in conjunction with the Offer to Purchase and Circular dated July 20, 2010. If you are in any doubt as to how to deal with it, you should consult with your investment dealer, broker, bank manager, lawyer or other professional advisor.

Neither this Notice of Variation and Extension nor the Offer to Purchase and Circular dated July 20, 2010, has been approved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of the Offer or upon the adequacy of the information contained in this document. Any representation to the contrary is an offence.

August 11, 2010

NOTICE OF VARIATION AND EXTENSION

by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP,

ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L.,

DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE

TRUSTEE OF THE LGE TRUST

in respect of their

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for U.S.$6.50 per Common Share

Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada (collectively, the “Icahn Group”), and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (together with the Icahn Group, the “Offeror”), hereby give notice that they are amending their offer dated July 20, 2010 (the “Offer”), to purchase for cash UP TO ALL of the outstanding common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights), in order to (i) amend the conditions of the Offer, (ii) extend the Offer to be open for acceptance until 8:00 p.m. (New York time) on October 22, 2010 and (iii) update certain sections of the Offer.

The Offer, as varied, will continue to be open for acceptance until 8:00 p.m. (New York time) on October 22, 2010, unless further extended or withdrawn by the Offeror.

This Notice of Variation and Extension (this “Notice”) should be read in conjunction with the Offer to Purchase and Circular dated July 20, 2010 (the “Offer to Purchase and Circular”) and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, all the provisions of which are incorporated herein by reference (subject to the amendments thereto contained in this Notice). In this Notice, unless the context requires otherwise or unless otherwise defined herein, terms denoted by initial capital letters have the meanings set forth in the Offer to Purchase and Circular.

Shareholders who have validly deposited and not withdrawn their Lions Gate Shares do not need to take further action to accept the Offer. Shareholders who wish to accept the Offer must properly complete and duly execute the Letter of Acceptance and Transmittal which accompanied the Offer to Purchase and Circular, and deposit it, at or prior to the Expiry Time, together with certificate(s) representing their Lions Gate Shares and all other required documents, with the Depositary or the U.S. Forwarding Agent in accordance with the instructions in the Letter of Acceptance and Transmittal. Alternatively, Shareholders may accept the Offer by following the procedures for (i) book-entry transfer of Lions Gate Shares described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer” or (ii) guaranteed delivery described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for

Guaranteed Delivery”, using the Notice of Guaranteed Delivery which accompanied the Offer to Purchase and Circular, or a facsimile thereof. Persons whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact such registered holder for assistance if they wish to accept the Offer.

Questions and requests for assistance may be directed to the Depositary, the U.S. Forwarding Agent, or the Information Agent. Their contact details are provided on the last page of this document. Additional copies of this Notice, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary, the U.S. Forwarding Agent or the Information Agent.

No person has been authorized to give any information or make any representation other than those contained in this Notice, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, as amended from time to time (“Schedule TO”), and if given or made, that information or representation must not be relied upon as having been authorized by the Offeror.

The Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders residing in any jurisdiction in which making or accepting the Offer would violate that jurisdiction’s laws or any administrative or judicial action pursuant thereto.

FORWARD-LOOKING STATEMENTS

This Notice and the Offer to Purchase and Circular contain forward-looking statements that are subject to risks and are based on a number of assumptions and other factors. See “Forward-Looking Statements” in the Offer to Purchase and Circular.

NOTICE TO SHAREHOLDERS

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS NEXT MEETING AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON THE SYSTEM FOR ELECTRONIC DOCUMENT ANALYSIS AND RETRIEVAL WEBSITE AT WWW.SEDAR.COM. CERTAIN INFORMATION RELATING TO PARTICIPANTS, OTHER THAN BRETT ICAHN, IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE TO FILED WITH THE SEC ON JULY 20, 2010 AND CERTAIN INFORMATION RELATING TO BRETT ICAHN IS CONTAINED IN THE SCHEDULE 14A FILED WITH THE SEC ON JULY 20, 2010.

The enforcement by Shareholders of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are governed by the laws of the Cayman Islands, Icahn Fund S.à r.l. is governed by the laws of Luxembourg, Daazi Holding B.V. is governed by the laws of The Netherlands, 7508921 Canada Inc. is governed by the laws of Canada, and the LGE Trust is governed by the laws of Ontario, that experts named in the Circular reside outside the United States and that all or a substantial portion of the assets of the Offeror and said persons may be located outside the United States. Shareholders may not be able to sue a foreign company or trust or its officers, directors or trustees in a foreign court for violations of U.S. federal or state securities laws. It may be difficult to compel a foreign company or trust and its affiliates to subject themselves to a U.S. court’s judgment.

The enforcement by Shareholders of civil liabilities under Canadian securities laws may be affected adversely by the fact that each of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. is incorporated, continued or otherwise organized under the laws of a foreign jurisdiction or resides outside of Canada and that all or a substantial portion of the assets of the Offeror may be located outside Canada. It may not be possible for Shareholders to enforce judgments obtained in Canada against these members of the Offeror.

ii

Shareholders should be aware that the purchase by the Offeror of the Lions Gate Shares held by them as described herein may have tax consequences both in Canada and the United States. The material tax consequences for Shareholders who are resident in, or citizens of, Canada and the United States are described in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations” and Section 16 of the Circular, “Material U.S. Federal Income Tax Considerations”, respectively.

EXCHANGE RATE INFORMATION

In this Notice, except where otherwise indicated, all references to “dollars” or “$” are in Canadian dollars. The Bank of Canada noon spot exchange rate on August 10, 2010 was U.S.$1.00 = $1.0348.

NOTICE TO HOLDERS OF OPTIONS

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer.

iii

NOTICE OF VARIATION AND EXTENSION

August 11, 2010

TO: THE HOLDERS OF LIONS GATE SHARES

By notice to the Depositary dated August 11, 2010 and as set forth in this Notice, the Offeror has amended its offer dated July 20, 2010 (the “Original Offer”), to purchase for cash UP TO ALL of the outstanding Lions Gate Shares, including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights).

This Notice should be read in conjunction with the Offer to Purchase and Circular and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular (collectively, the “Offer Documents”), all the provisions of which are incorporated herein by reference, subject to the amendments thereto contained in this Notice.

In this Notice, unless the context requires otherwise or unless otherwise defined, terms denoted by initial capital letters and not defined have the meanings set forth in the Offer to Purchase and Circular. References in this Notice to the “Offer” shall refer to the Original Offer as amended by this Notice.

1. Amendments to the Conditions of the Offer

Paragraph (f) of Section 4 of the Offer to Purchase, “Conditions of the Offer” (found at page 26 of the Offer to Purchase), is deleted in its entirety and replaced by the following:

“(f) there shall not exist any untrue statement of a material fact, or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made and at the date it was made (after giving effect to all subsequent filings prior to the date of the Offer in relation to all matters covered in earlier filings), in any document filed by or on behalf of Lions Gate or any of its entities prior to the date of the Offer with any securities commission or similar securities regulatory authority in any of the provinces of Canada or in the United States, including any prospectus, annual information form, financial statement, material change report, management proxy circular, press release or in any document so filed or released by Lions Gate or its entities to the public (all of the foregoing, the “Prior Lions Gate Public Filings”) which is adverse to Lions Gate and its entities (as determined by the Offeror, acting reasonably);”

Paragraph (j) of Section 4 of the Offer to Purchase, “Conditions of the Offer” (found at page 27 of the Offer to Purchase), is deleted in its entirety and replaced by the following:

“(j) no change or development shall have occurred or been threatened since the date of the Offer to Purchase in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lions Gate which is outside the ordinary course of the Lions Gate business or may be materially adverse to Lions Gate (as determined by the Offeror, acting reasonably), nor shall the Offeror have become aware of any fact that has not been previously Publicly Disclosed by Lions Gate that has or may have a material adverse effect on the value of the Lions Gate Shares (as determined by the Offeror, acting reasonably);”

2. Extension of the Offer

The Offeror has extended the Offer by extending the Expiry Time for the Offer from 8:00 p.m. (New York time) on August 25, 2010 to 8:00 p.m. (New York time) on October 22, 2010, unless the Offer is withdrawn or further extended by the Offeror. The purpose of this extension is to provide time to the Supreme Court of British Columbia to hear the Icahn Group’s claims in connection with the note exchange and the issuance of Lions Gate Shares to a fund controlled by Mark Rachesky on July 20, 2010. See Section 3 of this Notice, “Recent Developments”.

The Expiry Time may be extended at the Offeror’s sole discretion pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”. Accordingly, the definition of “Expiry Time” in the “Glossary” section of the Offer to Purchase and Circular (found at page 15 of the Offer to Purchase and Circular) is deleted and replaced with the following definition:

“Expiry Time” means, with respect to the Offer, 8:00 p.m., New York time, on October 22, 2010, or such later time and date as may be fixed by the Offeror from time to time pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

In addition, all references to August 25, 2010 in the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, are amended to refer to October 22, 2010.

3. Recent Developments

On July 20, 2010, Lions Gate announced that approximately U.S.$100 million of the Existing Notes had been exchanged for New Notes which were then converted into 16,236,305 Lions Gate Shares at a price of U.S.$6.20 per Lions Gate Share. The exchange of the Existing Notes was conducted by Lions Gate with Kornitzer, which sold the New Notes to an investment fund controlled by Mark Rachesky, a director and significant shareholder of Lions Gate. Mark Rachesky’s fund converted the New Notes into an additional 16,236,305 Lions Gate Shares, resulting in an increase in his ownership of Lions Gate Shares from 19.9% to 28.9% of the outstanding Lions Gate Shares.

The Icahn Group intends to exercise all of the legal rights and remedies available to it with respect to these events, including: (i) a petition which was filed on July 23, 2010 in the Supreme Court of British Columbia requesting, among other things, that the note exchange and the issuance of Lions Gate Shares to a fund controlled by Mark Rachesky be set aside; and (ii) a lawsuit which was filed on July 26, 2010 in New York State Supreme Court against Lions Gate, its board of directors, LGEI, Mark Rachesky and his investment fund, and Kornitzer and its principal John C. Kornitzer, seeking a preliminary and permanent injunction rescinding the note exchange and the issuance of Lions Gate Shares to Mr. Rachesky’s fund, prohibiting the defendants from voting their Lions Gate Shares in any election of directors or other Shareholder vote, and awarding compensatory and punitive damages to the Icahn Group.

In addition, on July 22, 2010, the Offeror applied to the BCSC for temporary and permanent orders under subsection 161 of the Securities Act (British Columbia) in connection with certain of the defensive tactics adopted by the board of directors of Lions Gate. The BCSC held a hearing on July 28, 2010 to consider whether to grant temporary orders pursuant to the Commission’s statutory jurisdiction to protect the public interest in the capital markets. The BCSC determined at the hearing that the interim proceedings brought by the Icahn Group to require Lions Gate and each of its directors to cease trading in (issue, buy or sell) any securities of Lions Gate would be most efficiently resolved through the courts. However, in anticipation of the BCSC hearing on July 28, 2010, Rachesky, together with the fund he controls that converted the New Notes into an additional 16,236,305 Lions Gate Shares on July 20, 2010, gave an undertaking to the BCSC to cease trading in such 16,236,305 Lions Gate Shares, pending the BCSC’s disposition of the Offeror’s application for a permanent cease trade order.

On August 2, 2010, Lions Gate filed its Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and its directors’ circular with the Canadian provincial securities regulators recommending that Shareholders reject the Offer.

On August 6, 2010, the Supreme Court of British Columbia ruled that the hearing to consider the Offeror’s claims on its application of July 22, 2010 will commence on October 11, 2010. In connection with such court’s ruling, Lions Gate is not permitted to set a record date for its 2010 annual meeting of Shareholders until the conclusion of such hearing, subject to Lions Gate’s right to apply to such court to set an earlier record date on 72 hours notice to the Offeror.

The exchange of the Existing Notes is a breach of conditions in the Offer, including the condition that Lions Gate not issue any new convertible securities. This breach entitles the Offeror to terminate the Offer without taking up and paying for any Lions Gate Shares deposited under the Offer. At this time, the Offeror intends to continue the Offer in order to determine what relief is granted by the courts and regulators, but reserves the right to terminate the Offer at any time for failure of the applicable conditions.

4. Additional Defined Terms

The following definitions are amended or added to the “Glossary” section of the Offer to Purchase and Circular (found at pages 14 to 17 of the Offer to Purchase and Circular) in the appropriate alphabetical order:

“Existing Notes” means the 2024 Notes, the 2025 Notes and the 2025 Notes of April 2009;

“Kornitzer” means Kornitzer Capital Management, Inc.;

“New Notes” means the 2.9375% Convertible Senior Subordinated Notes due 2026 of LGEI and the 3.625% Convertible Senior Subordinated Notes due 2027 of LGEI;

5. Other Amendments to the Offer to Purchase and Circular

Set forth below are amendments to the Offer to Purchase and Circular that provide updated information relating, among other things, to: (i) the number of Lions Gate Shares outstanding; (ii) the Offeror’s percentage ownership of Lions Gate Shares; (iii) the amount of borrowings outstanding under the senior revolving credit facility and revolving film credit facility of Lions Gate; (iv) the principal amount outstanding under the convertible senior subordinated notes due 2024, convertible senior subordinated notes due 2025 issued in February 2005, convertible senior subordinated notes due 2025 issued in April 2009 and the senior secured second-priority notes due 2016, each of which was issued by Lions Gate Entertainment Inc., a subsidiary of Lions Gate, and is guaranteed by Lions Gate; and (v) the stated intention of the directors and officers of Lions Gate not to tender any of his or her Lions Gate Shares to the Original Offer.

Summary Term Sheet

The question in the Summary Term Sheet entitled “When Must Lions Gate’s Board of Directors Formally Respond to Your Offer?” (found at page 11 of the Offer to Purchase and Circular) is deleted in its entirety and replaced by the following:

“Under Canadian provincial securities laws, a directors’ circular must be prepared and delivered to shareholders no later than 15 days from the date of the commencement of our offer. This circular must include (i) a recommendation to accept or reject our offer, and the reasons for their recommendation, (ii) a statement that they are unable to make or are not making a recommendation, and if no recommendation is made, the reasons for not making a recommendation, or (iii) a statement that the directors are considering whether to make a recommendation to accept or reject the bid, the reasons for not making a recommendation and advising shareholders that they should not deposit their Lions Gate common shares until they receive another communication from the directors in accordance with (i) or (ii) which must be delivered at least seven days before the Expiry Time. Under U.S. federal securities laws, Lions Gate has similar obligations, including the requirement to file with the U.S. Securities and Exchange Commission a response no later than 10 business days from the date of the commencement of our offer as to whether it recommends acceptance or rejection of our offer, that it has no opinion with respect to our offer or that it is unable to take a position with respect to our offer and the reason(s) for its position. On August 2, 2010 Lions Gate filed a directors’ circular with the Canadian provincial securities regulators and a Solicitation/Recommendation Statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission recommending that Lions Gate shareholders reject our offer. Under U.S. federal securities laws, Lions Gate must amend its Schedule 14D-9 filing promptly upon disclosing any material changes to the information previously disclosed in the Schedule 14D-9.”

The third through seventh paragraphs of the question in the Summary Term Sheet entitled “If the Lions Gate Common Shares Sought in Your Offer Are Deposited and Taken Up, What Will be the Effect of the Offer on Lions Gate?” (found at pages 11 to 12 of the Offer to Purchase and Circular) are deleted in their entirety and replaced by the following:

“The senior revolving credit facility and revolving film credit facility both provide that a “change in control” would be an event of default that would permit the lenders to accelerate the repayment of borrowings under such facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of July 23, 2010 it had borrowings of U.S.$192.5 million outstanding under the senior revolving credit facility and borrowings of approximately U.S.$38.9 million outstanding under the revolving film credit facility. In addition, Lions Gate has stated that if the borrowings under the senior revolving credit facility and the revolving film credit facility were accelerated following an event of default that is not waived or cured, holders of the (i) convertible senior subordinated notes due 2024, (ii) convertible senior subordinated notes due 2025 issued in February 2005, (iii) convertible senior subordinated notes due 2025 issued in April 2009, and (iv) senior secured second-priority notes due 2016, each of which was issued by Lions Gate Entertainment Inc., a subsidiary of Lions Gate, and is guaranteed by Lions Gate, would have the right to accelerate such debt.

In addition, the (i) convertible senior subordinated notes due 2024, (ii) convertible senior subordinated notes due 2025 issued in February 2005, and (iii) convertible senior subordinated notes due 2025 issued in April 2009 become subject, upon a “change in control”, to the right of the holders of such notes to require Lions Gate Entertainment Inc. to repurchase such notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, to a make whole premium. Under the terms of the senior secured second-priority notes due 2016, upon the occurrence of a “change in control”, Lions Gate Entertainment Inc. must make an offer to purchase all of the notes at a purchase price in cash equal to 101% of the principal amount of such notes, plus accrued and unpaid interest. Under the terms of each of the foregoing notes, a “change in control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate common shares. A “change in control” under the terms of any of the foregoing notes would also result in a default under the terms of the senior revolving credit facility and revolving film credit facility. Lions Gate has stated that as of July 23, 2010, U.S.$236.0 million principal amount of the senior secured second-priority notes due 2016 and U.S.$136.4 million aggregate principal amount of the convertible senior subordinated notes due 2024, the convertible senior subordinated notes due 2025 issued in February 2005, and the convertible senior subordinated notes due 2025 issued in April 2009 were outstanding, another U.S.$79.9 million aggregate principal amount of the convertible senior subordinated notes due 2024, the convertible senior subordinated notes due 2025 issued in February 2005, and the convertible senior subordinated notes due 2025 issued in April 2009 were held by Lions Gate and its subsidiaries, and Lions Gate’s consolidated total indebtedness was approximately U.S.$828.0 million.

If Lions Gate’s lenders and noteholders were to elect to declare events of default relating to the change in control provisions and an acceleration occurs, it will not be a condition allowing us to withdraw our offer. If such an acceleration occurs, the Icahn Group believes that Lions Gate will need to immediately secure a replacement source of funding in order to continue to operate its business and avoid bankruptcy. The Icahn Group believes this is a problem of Lions Gate’s own making – had the board of directors not agreed to these controversial “poison put” provisions, the Company would not now be facing this very difficult situation. As previously stated, the Icahn Group intends to hold the board responsible for any costs and damages the Company might incur from having to obtain emergency financing to alleviate this situation.

The employment agreements of Jon Feltheimer, Michael Burns, Steven Beeks, Joseph Drake and Wayne Levin, each of whom is an executive officer of Lions Gate, contain “change in control” benefits and severance benefits if any such individual’s employment is terminated in connection with a “change in control”. For purposes of the employment agreements with executive officers, a “change in control” occurred on July 1, 2010 in connection with the tender offer commenced by the Icahn Group on March 1, 2010 and that expired on June 16, 2010, and for which there was a subsequent offering period that expired on June 30, 2010 (the “Initial Offer”), when the Icahn Group became the beneficial owner of 33% or more of the Lions Gate common shares. Certain executive officers and directors of Lions Gate disclosed in public filings that they have received Lions Gate common shares upon the accelerated vesting of restricted share units. In the event that the aforementioned executive officers exercise any other of their respective “change in control” rights under their respective employment agreements, it would not be a condition allowing us to withdraw our offer.

Lions Gate’s 2004 Performance Incentive Plan (the “2004 Plan”) grants the administrator of the 2004 Plan the discretion, in the event of a change in control, to provide that any outstanding option or stock appreciation rights shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under the 2004 Plan that is then outstanding shall be payable to the holder of such award. The 2004 Plan defines a “change in control” to generally include the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of, among other things, 30% or more of the Lions Gate common shares. For purposes of the 2004 Plan, a “change in control” occurred in connection with the Initial Offer on July 1, 2010 when the Icahn Group became the beneficial owner of 30% or more of the Lions Gate common shares. Certain executive officers and directors of Lions Gate disclosed in public filings that they have received Lions Gate common shares upon the accelerated vesting of restricted share units. In the event that the administrator of the 2004 Plan exercises any other of its “change in control” rights under the 2004 Plan, it would not be a condition allowing us to withdraw our offer.”

Circular

The seventh and eighth paragraphs of Section 2 of the Circular, “Lions Gate” (found at page 41 of the Circular), are deleted in their entirety and replaced by the following:

“Lions Gate stated in its Form 10-Q filed on August 9, 2010 that, as at August 1, 2010, Lions Gate had outstanding 136,244,246 Lions Gate Shares and stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed on August 2, 2010 that that the diluted number of Lions Gate Shares issued and outstanding assuming conversion of the Notes and the 2025 Notes of April 2009 and the issuance of Lions Gate Shares issuable upon exercise of options and upon vesting of restricted share units, would be 155,122,771. Also based on Lions Gate’s public disclosure, as at March 31, 2010, Lions Gate had outstanding no Preference Shares, which include the Series A Shares and the Series B Shares. On July 20, 2010 Lions Gate announced that it had issued 16,236,305 Lions Gate Shares to an investment fund controlled by Rachesky, a director and significant Shareholder, upon the conversion of New Notes purchased by Rachesky on July 20, 2010. The Icahn Group is disputing the validity of such issuance.

The Lions Gate Shares are listed on the NYSE under the symbol “LGF”. Lions Gate disclosed in its Solicitation/Recommendation Statement on Schedule 14D-9 filed on August 2, 2010 that, as of July 23, 2010, its directors and senior officers had knowledge of certain Shareholders, including the Offeror, directly or indirectly, beneficially owning or exercising control or direction over 10% or more of the outstanding Lions Gate Shares as set forth in the table below.

Shareholder	Number of Lions Gate Shares owned as of July 23, 2010	Percent of total outstanding Lions Gate Shares as of July 23, 2010
Mark H. Rachesky, M.D.(a)	39,419,126	28.93%
Carl C. Icahn(b)	44,772,451	32.86%

(a)	On July 20, 2010, 16,236,305 Lions Gate Shares were issued by Lions Gate to an investment fund controlled by Rachesky. As discussed above, the Icahn Group is disputing the validity of this issuance.
(b)	As discussed above, the Icahn Group is disputing the validity of the issuance on July 20, 2010 of 16,236,305 Lions Gate Shares to an investment fund controlled by Rachesky. If this issuance is invalidated, the Icahn Group will own approximately 37.27% of the outstanding Lions Gate Shares. See Section 6 of the Circular, “Beneficial Ownership of and Trading in Lions Gate Shares”.”

All references in the Offer to Purchase and Circular to the percentage ownership of Lions Gate Shares by the Offeror are amended to reflect the foregoing.

The tenth through nineteenth paragraphs of Section 2 of the Circular, “Lions Gate” (found at pages 42 to 44 of the Circular), are deleted in their entirety and replaced by the following:

“The Revolving Credit Agreement and the Revolving Film Credit Agreement both provide that a “change in control” would be an event of default that permits the lenders to accelerate the repayment of borrowings under those facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of July 23, 2010 it had borrowings of U.S.$192.5 million outstanding under the Revolving Credit Agreement and borrowings of approximately U.S.$38.9 million outstanding under the Revolving Film Credit Agreement. In addition, Lions Gate has stated that if the borrowings under the Revolving Credit Agreement and the Revolving Film Credit Agreement were accelerated following an event of default that is not waived or cured, holders of the Notes, the 2025 Notes of April 2009 and the Second Lien Notes would have the right to accelerate the debts thereunder.

In addition, each of the (i) 2024 Notes, (ii) 2025 Notes, and (iii) 2025 Notes of April 2009 become subject, upon a “change of control”, to the right of the holders of the notes to require LGEI to repurchase the notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, a make whole premium. Under the terms of the Second Lien Notes, upon the occurrence of a “change of control”, LGEI must make an offer to purchase all of the Second Lien Notes at a purchase price in cash equal to 101% of the principal amount of the Second Lien Notes, plus accrued and unpaid interest. Under the terms of each of the foregoing notes, a “change of control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate Shares. A “change of control” under the terms of any of the foregoing notes would also result in a default under the terms of the Revolving Credit Agreement and Revolving Film Credit Agreement. Lions Gate has stated that as of July 23, 2010, U.S.$236.0 million principal amount of the Second Lien Notes and U.S.$136.4 million aggregate principal amount of the Notes and the 2025 Notes of April 2009 were outstanding, another U.S.$79.9 million aggregate principal amount of the Notes and the 2025 Notes of April 2009 were held by Lions Gate and its subsidiaries, and Lions Gate’s consolidated total indebtedness was approximately U.S.$828.0 million.

If Lions Gate’s lenders and noteholders were to elect to declare events of default relating to the change of control provisions and an acceleration occurs, it will not be a condition allowing the Offeror to withdraw the Offer. If such an acceleration occurs, the Icahn Group believes that Lions Gate will need to immediately secure a replacement source of funding in order to continue to operate its business and avoid bankruptcy. The Icahn Group believes this is a problem of Lions Gate’s own making – had the board of directors not agreed to these controversial “poison put” provisions, the Company would not now be facing this very difficult situation. As previously stated, the Icahn Group intends to hold the board responsible for any costs and damages the Company might incur from having to obtain emergency financing to alleviate this situation.

The foregoing description of Lions Gate’s indebtedness is qualified in its entirety by reference to the definitive documents governing that indebtedness, copies of which have been filed by Lions Gate with the SEC. The Offeror takes no responsibility for the accuracy or completeness of those filings.

Lions Gate has stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on August 2, 2010 that upon a change in control of Lions Gate (as defined in each respective employment agreement), the stock options, stock appreciation rights and certain restricted share units granted to each of Jon Feltheimer, Michael Burns, Steven Beeks, Joseph Drake and Wayne Levin, each an executive officer of Lions Gate, under their respective employment agreements would vest. Additionally, Mr. Levin would be entitled to a cash payment of U.S.$1,000,000. For purposes of their employment agreements with executive officers, a change in control occurred in connection with the Initial Offer on July 1, 2010 when the Icahn Group became the beneficial owner of 33% or more of the Lions Gate Shares.

In addition, in the case of each of Messrs. Feltheimer and Burns, the next installment of their respective performance-based stock units scheduled to vest following the change in control would continue to vest. Each of Messrs. Feltheimer and Burns would also be entitled to payment of the applicable amount of their respective stock price bonus if the price of Lions Gate Shares as of the change in control exceeds certain thresholds for the stock-price bonuses.

Lions Gate has stated that in the event that the benefits payable to Mr. Feltheimer in connection with a change in control would be subject to the excise tax imposed under Section 280G of the Code, Mr. Feltheimer’s benefits would either be reduced to a level such that the excise tax would not apply or he would be paid the full amount of his benefits and would receive a gross-up payment from Lions Gate up to a maximum of U.S.$150,000, whichever would result in his receiving the greater benefit on an after-tax basis.

Lions Gate also indicated that if Mr. Feltheimer’s employment is terminated by Lions Gate without “cause” in connection with a change in control, Mr. Feltheimer would be entitled to a cash payment of U.S.$2,500,000 and to severance pay of continued payments of his base salary for the remainder of the employment period. If Mr. Feltheimer voluntarily terminates his employment within the 30-day period following a change in control, he would be entitled to a cash payment of U.S.$2,500,000, but would not be entitled to any continued payment of his base salary. If Mr. Burns’ employment is terminated by Lions Gate without “cause” in connection with a change in control or Mr. Burns elects to resign within a 15-day period following a change in control, Mr. Burns would be entitled to severance pay equal to the greater of continued payments of his base salary for the remainder of the employment period or U.S.$1,800,000. For purposes of the employment agreements with executive officers, a change in control occurred in connection with the Initial Offer on July 1, 2010 when the Icahn Group became the beneficial owner of 33% or more of the Lions Gate Shares. Messrs. Feltheimer and Burns have previously communicated to the board of directors of Lions Gate that they do not intend to terminate their employment pursuant to their respective 30-day and 15-day walk-away window period provisions in connection with the Initial Offer.

If Mr. Beeks’ employment is terminated by Lions Gate without “cause” within six months of a change in control, Mr. Beeks would be entitled to severance pay equal to 50% of his base salary for the remainder of the employment period or U.S.$1,500,000. If Mr. Drake’s employment is terminated by Lions Gate without “cause” or Mr. Drake terminates for “good reason” within six months of a change in control, Mr. Drake would be entitled to severance pay equal to the greater of continued payment of 50% of his base salary for the remainder of the employment period or U.S.$1,700,000, and payment of each bonus based on EBITDA (as defined in Mr. Drake’s employment agreement) targets of Lions Gate that would have been earned through the end of the term. If Mr. Levin’s employment is terminated by Lions Gate without “cause” or Mr. Levin terminates for “good reason,” Mr. Levin would be entitled to severance pay equal to his base salary for the remainder of the employment period.

The “change in control” provision in each of Messrs. Feltheimer, Burns, Beeks, Drake and Levin’s employment agreements was triggered when the Icahn Group acquired 33% or more of the Lions Gate Shares. Certain executive officers and directors of Lions Gate disclosed in public filings that they have received Lions Gate Shares upon the accelerated vesting of underlying share units. In the event that the aforementioned executive officers exercise any other of their respective “change in control” rights under their respective employment agreements, it would not be a condition allowing the Offeror to withdraw the Offer.

Lions Gate has also stated in its Solicitation/Recommendation Statement on Schedule 14D-9 that Lions Gate’s 2004 Performance Incentive Plan (the “2004 Plan”) grants the administrator of the 2004 Plan the discretion, in the event of a change in control, to provide that any outstanding option or stock appreciation rights shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under the 2004 Plan that is then outstanding shall be payable to the holder of such award. The 2004 Plan defines a “change in control” to generally include the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of, among other things, 30% or more of the Lions Gate Shares. For purposes of the 2004 Plan, a change of control occurred in connection with the Initial Offer on July 1, 2010 when the Icahn Group became the beneficial owner of 30% or more of the Lions Gate Shares. Certain executive officers and directors of Lions Gate disclosed in public filings that they have received Lions Gate Shares upon the accelerated vesting of restricted share units. In the event that the administrator of the 2004 Plan exercises any other of its “change in control” rights under the 2004 Plan, it would not be a condition allowing the Offeror to withdraw the Offer.

According to Lions Gate’s public disclosure, the board of directors of Lions Gate approved the establishment of a U.S.$17 million trust to fund Lions Gate’s cash severance obligations that would be due to Messrs. Feltheimer, Burns, Beeks, Drake and Levin should their employment be terminated without “cause” in connection with a “change in control”. The trust will help fund Lions Gate’s cash severance obligations to the executives but does not change the terms or amounts of those obligations. For purposes of the trust, a change in control occurred in connection with the Initial Offer on July 1, 2010 when the Icahn Group became the beneficial owner of 33% or more of the Lions Gate Shares. Accordingly, the trust became irrevocable, and Lions Gate may not withdraw any trust assets (other than once every six months in an amount that the trustee reasonably determines exceeds the remaining potential severance obligations), until any cash severance obligations that have become payable to the executives have been paid or the employment agreements with the executives expire or terminate without those obligations becoming payable. The trust assets have been invested in accordance with investment guidelines adopted by Lions Gate.

The Icahn Group believes that the Offer, if consummated, would result in a change in control event for purposes of the employee agreements with executive officers, the 2004 Plan and the obligations of the trust. If such a change in control event occurs, it would not be a condition allowing the Offeror to withdraw the Offer.”

The first paragraph of Section 5 of the Circular, “Source of Funds” (found at page 50 of the Circular), is deleted in its entirety and replaced by the following:

“Lions Gate stated in its Form 10-Q filed with the SEC on August 9, 2010 that there were 136,244,246 Lions Gate Shares issued and outstanding as of August 1, 2010 and approximately 3,310,000 stock options and 1,828,000 unvested restricted share units outstanding as of June 30, 2010. Based on the Offer being for UP TO ALL of the outstanding Lions Gate Shares, after giving effect to the exercise of all outstanding stock options and the vesting of outstanding restricted share units and subtracting the 16,236,305 Lions Gate Shares issued to Rachesky on July 20, 2010 the validity of which the Icahn Group is disputing, which the Offeror has calculated to total approximately 80,503,872 Lions Gate Shares (excluding the Lions Gate Shares owned by the Offeror and Lions Gate Shares issuable on the conversion of the Notes and 2025 Notes of April 2009), the maximum amount of cash required for the purchase of Lions Gate Shares for which the Offer is made (exclusive of fees and expenses) is approximately U.S.$523 million.”

The third through fifth paragraphs of Section 6 of the Circular, “Beneficial Ownership of and Trading in Lions Gate Shares” (found at pages 51 to 52 of the Circular), are deleted in their entirety and replaced by the following:

“Lions Gate stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on August 2, 2010 that the board of directors of Lions Gate has made reasonable enquiries of each director and officer of Lions Gate and their respective associates and that each of the directors and officers of Lions Gate together with their respective associates has indicated his or her intention to reject the Original Offer and not tender any of his or her Lions Gate Shares (including Lions Gate Shares underlying options held immediately prior to the expiry time of the Original Offer) to the Original Offer. The Offeror has no knowledge of whether any other Shareholders will accept the Offer.

As of the date of this Circular, the Offeror may be deemed to beneficially own approximately 44,772,451 Lions Gate Shares (including approximately 130,382 Lions Gate Shares that may be deemed to be beneficially owned as a result of the ownership of U.S.$1,154,000 in aggregate principal amount of 2024 Notes and U.S.$429,000 in aggregate principal amount of 2025 Notes), representing approximately 37.27% of the outstanding Lions Gate Shares (based upon the sum of (i) 136,244,246 Lions Gate Shares stated to be outstanding as of August 1, 2010 by Lions Gate in its Form 10-Q filed with the SEC on August 9, 2010, (ii) minus the 16,236,305 Lions Gate Shares issued on July 20, 2010 by Lions Gate to a director of Lions Gate because the validity of such issuance is in dispute and (iii) approximately 130,382 Lions Gate Shares that may be deemed to be outstanding pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act).*** Subject to applicable law, the Offeror and its affiliates reserve the right, from time to time and at any time, (i) to acquire Lions Gate Shares, Notes and/or other equity, debt or other securities or instruments of Lions Gate or its subsidiaries (“Securities”) in the open market or otherwise, (ii) to dispose of any or all of such Securities in the open market or otherwise and (iii) to engage in any hedging or similar transactions with respect to such Securities.

As of the date of this Circular: (i) Icahn Partners LP beneficially owns 13,031,594 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 10.85% of those outstanding; (ii) Icahn Partners Master Fund LP beneficially owns 15,372,255 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 12.80% of those outstanding; (iii) Icahn Partners Master Fund II LP beneficial owns 5,381,689 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 4.48% of those outstanding; (iv) Icahn Partners Master Fund III LP beneficially owns 2,032,423 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 1.69% of those outstanding; and (v) High River Limited Partnership beneficially owns 8,954,490 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 7.45% of those outstanding. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Offshore LP with each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Onshore LP with Icahn Partners LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners LP. As a result of the relationship of Carl C. Icahn, Hopper Investments LLC and Barberry Corp. with High River Limited Partnership, each of them may be deemed to have shared voting power and shared dispositive power with High River Limited Partnership with regard to the Lions Gate Shares beneficially owned by High River Limited Partnership. Each of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Offshore LP, Icahn Onshore LP, Hopper Investments LLC and Barberry Corp. disclaims beneficial ownership of such Lions Gate Shares for all other purposes. Set forth in the table below are transactions in the Lions Gate Shares by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP or High River Limited Partnership during the 12 months prior to commencement of the Offer on the dates and for the prices indicated, all of which occurred through the facilities of the NYSE. None of Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. or the Trustee transacted in the Lions Gate Shares during the 12 months prior to commencement of the Offer. The purpose of the transactions set out below are indicated in the public filings made by the Offeror on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.”

***	The indenture governing the 2024 Notes states that such Notes are convertible, at the option of the holder, into 86.9565 Lions Gate Shares per U.S.$1,000 principal amount of 2024 Notes, which is equivalent to a conversion price of approximately U.S.$11.50 per Lions Gate Share, only if certain events specified in the indenture governing such notes occur. The indenture governing the 2025 Notes states that such notes are convertible, at the option of the holder, into 70.0133 Lions Gate Shares per U.S.$1,000 principal amount of 2025 Notes, which is equivalent to a conversion price of approximately U.S.$14.28 per Lions Gate Share, at any time. Although (i) the conversion of the 2024 Notes is subject to the occurrence of events specified in the indenture governing such notes and (ii) the conversion prices of both series of notes as stated in the applicable indentures are in excess of the current market value of the Lions Gate Shares, under the Rules set forth in Regulation 13D under the Exchange Act the Offeror may be deemed to beneficially own approximately 130,382 Lions Gate Shares that may be acquired by the Offeror upon conversion of the Notes held by the Offeror.

The names and positions of the executive officers and directors of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises G.P. Inc., Icahn Fund S.à r.l. and Daazi Holding B.V. that follow the first paragraph of Schedule I of the Offer to Purchase and Circular are deleted in their entirety and replaced by the following:

“Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Carl C. Icahn – Chief Executive Officer

Irene March – Chief Financial Officer

Vincent J. Intrieri – Managing Director

Icahn Enterprises G.P. Inc.

Carl C. Icahn – Director

William A. Leidesdorf – Director

Jack G. Wasserman – Director

James L. Nelson – Director

Vincent J. Intrieri – Director

Daniel A. Ninivaggi – Principal Executive Officer

Dominick Ragone – Chief Financial Officer

Felicia P. Buebel – Assistant Secretary

Icahn Fund S.à r.l.

Daniel A. Ninivaggi – Manager

Vincent Intrieri – Manager

Claude Crauser – Manager

Sinan Sar – Manager

Keith Cozza – Chief Executive Officer

Irene March – Chief Financial Officer

Daazi Holding B.V.

Daniel A. Ninivaggi – Managing Director

Vincent Intrieri – Managing Director

Igmar Cornelius Arie den Heijer – Managing Director

Robert R. Stroeve – Managing Director

Keith Cozza – Chief Executive Officer

Irene March – Chief Financial Officer”

The fourth paragraph of Schedule I to the Offer to Purchase and Circular is deleted in its entirety and replaced by the following:

“Daniel A. Ninivaggi. Mr. Ninivaggi has served as President of Icahn Enterprises L.P. and its general partner, Icahn Enterprises G.P. Inc., since April 1, 2010, and as Principal Executive Officer since August 4, 2010. Icahn Enterprises L.P. is a diversified holding company engaged in seven primary business segments: Investment Management, Automotive, Metals, Real Estate, Home Fashion, Railcar and Food Packaging. Mr. Ninivaggi previously served in various executive positions with Lear Corporation, a leading global supplier of automotive seating and electrical power management systems, from 2003 through July 2009. Prior to that, Mr. Ninivaggi was a Partner at the law firm of Winston & Strawn LLP, specializing in mergers and acquisitions and corporate finance, where he also served as Of Counsel from July 2009 through March 2010. Mr. Ninivaggi also serves as a director of CIT Group Inc., Federal-Mogul Corp. and XO Holdings, Inc. Mr. Ninivaggi received a Bachelor of Arts degree from Columbia University, a Master of Business Administration from the University of Chicago Graduate School of Business, and a law degree from Stanford Law School.”

6. Time for Acceptance

The Offer is open for acceptance until the Expiry Time, being 8:00 p.m. (New York time) on October 22, 2010, unless withdrawn or further extended by the Offeror. The Expiry Time may be extended by the Offeror in its sole discretion as described in Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

7. Manner of Acceptance

Shareholders who wish to accept the Offer are referred to Section 3 of the Offer to Purchase, “Manner of Acceptance”, for a description of the alternative procedures to be followed for a valid acceptance.

8. Withdrawal of Deposited Lions Gate Shares

Shareholders are referred to Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, for a description of the procedures for exercising the right to withdraw Lions Gate Shares deposited under the Offer.

9. Take Up of and Payment for Deposited Lions Gate Shares

Shareholders are referred to Section 7 of the Offer to Purchase, “Take Up of and Payment for Deposited Lions Gate Shares”, for details as to the take-up of and payment for Lions Gate Shares under the Offer.

10. Amendments to the Offer

The Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery shall be read together with this Notice in order to give effect to the amendments set forth in this Notice. Except as otherwise set forth in this Notice, the terms and conditions of the Offer and the information in the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery continue to be applicable in all respects.

11. Shareholders’ Statutory Rights

Securities legislation of the provinces and territories of Canada provides security holders of Lions Gate with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for the particulars of those rights or consult a lawyer.

12. Approvals

The contents of this Notice have been approved and the sending thereof to Shareholders has been authorized by (a) IPH GP LLC, which is the general partner of Icahn Capital LP, which is (i) the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP and (ii) the general partner of Icahn Offshore LP, which is the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, (b) the board of directors of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership), (c) the managers of Icahn Fund S.à r.l., (d) the management board of Daazi Holding B.V. and (e) the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

APPROVAL AND CERTIFICATE

DATED: August 11, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners LP	(Signed) Irene March Chief Financial Officer Icahn Partners LP

Icahn Partners LP, by its general partner

Icahn Onshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: August 11, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund LP

Icahn Partners Master Fund LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: August 11, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund II LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund II LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund II LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund II LP

Icahn Partners Master Fund II LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: August 11, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund III LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund III LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund III LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund III LP

Icahn Partners Master Fund III LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: August 11, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of High River Limited Partnership to Shareholders has been authorized, by the sole director of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Director and President Barberry Corp.	(Signed) Keith Cozza Secretary and Treasurer Barberry Corp.

(Signed) Vincent J. Intrieri

Vice President

Barberry Corp.

APPROVAL AND CERTIFICATE

DATED: August 11, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Fund S.à r.l. to Shareholders has been authorized, by the managers of Icahn Fund S.à r.l.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Icahn Fund S.à r.l.	(Signed) Irene March Chief Financial Officer Icahn Fund S.à r.l.

(Signed) Daniel A. Ninivaggi Manager Icahn Fund S.à r.l.	(Signed) Vincent Intrieri Manager Icahn Fund S.à r.l.

APPROVAL AND CERTIFICATE

DATED: August 11, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Daazi Holding B.V. to Shareholders has been authorized, by the management board of Daazi Holding B.V.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Daazi Holding B.V.	(Signed) Irene March Chief Financial Officer Daazi Holding B.V.

(Signed) Daniel A. Ninivaggi Managing Director Daazi Holding B.V.	(Signed) Vincent Intrieri Managing Director Daazi Holding B.V.

APPROVAL AND CERTIFICATE

DATED: August 11, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of 7508921 Canada Inc. to Shareholders has been authorized, by the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer 7508921 Canada Inc.	(Signed) Irene March Chief Financial Officer 7508921 Canada Inc.

(Signed) David Hanick

Director

7508921 Canada Inc.

CERTIFICATE

DATED: August 11, 2010

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn

CERTIFICATE

DATED: August 11, 2010

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Ronald G. Atkey

in his capacity as the sole trustee of

the LGE Trust

The Information Agent is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800) 859-8511

The Depositary for the Offer is:

Computershare Investor Services Inc.

TORONTO

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier

510 Burrard Street

2nd Floor

Vancouver, BC V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: 1-905-771-4082

The U.S. Forwarding Agent is:

Computershare Trust Company, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.

EXHIBIT (a)(5)(iv)

FOR IMMEDIATE RELEASE

ICAHN EXTENDS TENDER OFFER FOR LIONS GATE COMMON SHARES

New York, New York, August 11, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that the offer by his affiliated entities to purchase up to all of the outstanding common shares of Lions Gate Entertainment Corp. for $6.50 per share in cash has been extended and will now expire at 8:00 p.m., New York City time, on October 22, 2010, unless further extended or withdrawn.

The purpose of this extension is to provide time to the Supreme Court of British Columbia to hear the Icahn Group’s claims in connection with the issuance of Lions Gate shares at a bargain price to a fund controlled by Mark Rachesky, a director and significant shareholder of Lions Gate, on July 20, 2010. This transaction – which Mr. Icahn believes severely diminishes the value of Lions Gate’s common equity – is a breach of conditions in the tender offer, which entitles the Icahn Group to terminate the offer without taking up and paying for any Lions Gate shares deposited under the offer. At this time, the Icahn Group intends to continue the offer in order to determine what relief is granted by the courts and regulators, but reserves the right to terminate the offer at any time for failure of the applicable conditions.

The terms and conditions of the tender offer are set forth in an Offer to Purchase, Letter of Transmittal and other related materials that have been distributed to holders of Lions Gate’s common shares and were filed with the SEC as exhibits to the Icahn Group’s amended Schedule TO and with the Canadian securities authorities on SEDAR. As of the close of business on August 10, 2010, no Lions Gate common shares had been tendered in the offer. Shareholders with questions about the tender offer may call D.F. King & Co., Inc., the Information Agent, toll-free at 800-859-8511 (banks and brokers call 212-269-5550).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT THE ICAHN GROUP HAS FILED WITH THE SEC AS EXHIBITS TO ITS AMENDED SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AND HAS DISTRIBUTED TO HOLDERS OF COMMON SHARES. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON SHARES MAY OBTAIN

A FREE COPY OF THE AMENDED TENDER OFFER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT THE ICAHN GROUP HAS FILED (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. (“LIONS GATE”) FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS, OTHER THAN BRETT ICAHN, IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE TO FILED WITH THE SEC ON JULY 20, 2010 AND INFORMATION RELATING TO BRETT ICAHN IS CONTAINED IN THE SCHEDULE 14A FILED WITH THE SEC ON JULY 20, 2010.